                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED Pursuant to
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned,  Anthony J. Miceli, Chief Financial
Officer of United Capital Corp.,  (the  "Company"),  does hereby  certify,  with respect to the Annual  Report of the Company on Form 10-K/A for the period ended
December 31, 2003 (the "Report") that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ Anthony J. Miceli
                                             -----------------------------------
                                             Anthony J. Miceli
                                             Chief Financial Officer
                                             April 27, 2004